UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Effectiveness of the Domination and Profit and Loss Transfer Agreement

On January 17, 2023, ADTRAN Holdings, Inc. (the “Company”) announced that the domination and profit and loss transfer agreement between the Company, as the controlling company, and ADVA Optical Networking SE, a company organized and existing under the laws of Germany (“ADVA”), as the controlled company (the “DPLTA”), as executed on December 1, 2022, became effective on January 16, 2023, as a result of its registration with the commercial register (Handelsregister) of the local court (Amtsgericht) at the registered seat of ADVA (Jena).

Under the DPLTA, subject to certain limitations pursuant to applicable law and the specific terms of the DPLTA, (i) the Company is entitled to issue binding instructions to the management board of ADVA, (ii) ADVA will transfer its annual profit to the Company, subject to, among other things, the creation or dissolution of certain reserves, and (iii) the Company will generally absorb the annual net loss incurred by ADVA. The obligation of ADVA to transfer its annual profit to the Company applies for the first time to the profit generated in the ADVA fiscal year 2023. The obligation of the Company to absorb ADVA’s annual net loss applies for the first time to the loss generated in the ADVA fiscal year 2023.

Additionally, and subject to certain limitations pursuant to applicable law and the specific terms of the DPLTA, the DPLTA provides that ADVA shareholders be offered, at their election, (i) to put their ADVA shares to the Company in exchange for a compensation in cash of EUR 17.21 per share (the “Exit Compensation”), or (ii) to remain ADVA shareholders and receive a recurring compensation in cash of EUR 0.59 (EUR 0.52 net under the current tax regime) per share for each full fiscal year of ADVA (the “Annual Recurring Compensation”). The Annual Recurring Compensation is due on the third banking day following the ordinary general shareholders’ meeting of ADVA for the respective preceding fiscal year (but in any event within eight months following expiration of the fiscal year) and is first granted for the 2023 fiscal year, payable for the first time after the ordinary general shareholders’ meeting of ADVA in 2024.

The adequacy of both forms of compensation may be challenged by minority shareholders of ADVA via court-led appraisal proceedings under German law, and it is possible that the courts in such appraisal proceedings may adjudicate a higher Exit Compensation or Annual Recurring Compensation (in each case, including interest thereon) than agreed upon in the DPLTA.

The opportunity for outside ADVA shareholders to tender ADVA shares in exchange for Exit Compensation expires two months after the date on which the entry of the DPLTA in the commercial register has been announced. Accordingly, the deadline ends at the end of March 16, 2023. However, in the event that appraisal proceedings have been initiated in accordance with applicable German law, then this time period for tending shares shall be extended pursuant to the German Stock Corporation Act (Aktiengesetz) and will end two months after the date on which a final decision in such appraisal proceedings has been published in the Federal Gazette (Bundesanzeiger).

Additionally, in the event that the DPLTA is terminated by either party, the Company is obligated to acquire any ADVA shares tendered by outside shareholders to the Company for Exit Compensation until such date that is two months following the registration of the termination of the DPLTA with the commercial register.

On January 17, 2023, the Company issued a press release concerning certain events relating to the matters disclosed under this Item 8.01. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The description of the DPLTA in this document does not purport to be complete and is qualified in its entirety by reference to the DPLTA, an English translation of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2022.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press release issued by the Company, dated January 17, 2023

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

CAUTIONARY STATEMENT ABOUT FORWARD LOOKING STATEMENTS

Certain statements contained in this document regarding matters that are not historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). They are generally identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions, which forward-looking statements reflect management’s best judgment based on factors currently known. However, these statements involve risks and uncertainties, including: (i) risks and uncertainties related to manufacturing and supply chain constraints, including as a result of the continued impact of the SARS-CoV-2 coronavirus/COVID-19 global pandemic; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN and ADVA; the ability to successfully integrate ADTRAN’s and ADVA’s businesses; risks related to disruption of management time from ongoing business operations due to integration efforts following the business combination; the risk that the Company may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that ADTRAN, ADVA or the Company may not be able to effectively compete, including through product improvements and development; (iii) risks and uncertainties related to the DPLTA, including the risk that it may be terminated; risks associated with any appraisal proceedings; and the risk that the DPLTA could have adverse effects on the Company’s operating results and businesses generally; and (iv) other risks set forth in ADVA’s annual and interim financial reports made publicly available and ADTRAN’s and the Company’s public filings made with the Securities and Exchange Commission, including ADTRAN’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Form 10-Q for the quarterly period ended September 30, 2022. These risks and uncertainties could cause actual results to differ materially from those in the forward-looking statements included in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2023	ADTRAN Holdings, Inc.

	By:	/s/ Michael Foliano
Michael Foliano
Chief Financial Officer